UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): February 11, 2008
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 708-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 7.01 Regulation FD Disclosure
In connection with the announcement of the expansion of TexSAn Heart Hospital, MedCath Corporation (MedCath) is presenting the estimated financial impact of the expansion for fiscal years ending 2009-2011 as Exhibit 99.1.
Item 8.01 Other Events
On February 11, 2008, MedCath and its physician partners at TexSAn Heart Hospital, announced plans to double the number of inpatient beds and expand services, creating a 120-bed acute care and heart hospital. A copy of the press release is included as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits

Exhibit
No.	Description

99.1	Estimated financial impact of expansion at TexSAn Heart Hospital for fiscal years ending 2009-2011, dated February 11, 2008.

99.2	Press Release dated February 11, 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION

Date: February 11, 2008	By:	/s/James A. Parker

James A. Parker Interim Chief Financial Officer